Please file this Prospectus Supplement with your records.
              STRONG SHORT-TERM MUNICIPAL BOND FUND
                  STRONG MUNICIPAL BOND FUND
             STRONG HIGH-YIELD MUNICIPAL BOND FUND

      Supplement to the Prospectus dated January 1, 1997


Effective January 1, 1998, the Strong Short-Term Municipal Bond and Strong Municipal Bond Funds may invest up to 15% of each Fund's net assets in non-investment grade debt, otherwise known as high-yield (high-risk) securities or "junk bonds" (e.g., those debt obligations rated as high as BB by Standard & Poor's Ratings Group ("S&P") and as low as C by S&P). Previously, the Strong Short-Term Municipal Bond Fund was not allowed to invest in non-investment grade debt obligations and the Strong Municipal Bond Fund could only invest up to 5% of its net assets in non-investment grade debt obligations. Please see page I-14 of the Funds' prospectus for information on high-yield (high-risk) securities.


     This Prospectus Supplement is dated October 24, 1997.